CONTRACT NO. 2008000121

FOR LANDFILL GAS PURCHASE

(ZEMEL ROAD LANDFILL)

NOVATION OF CONTRACT BY SUBSTITUTION OF
NEW PARTY FOR DISCHARGED PARTY

THIS AGREEMENT is made the 22nd day of January, 2009, between Charlotte County, a political subdivision of the State of Florida (hereinafter "County"), 18500 Murdock Circle, Florida 33948, and GES – Port Charlotte, LLC, a subsidiary of Global Energy Systems, Inc., 3348 Peachtree Road, N.E. Suite 250, Tower Place 200, Atlanta, Georgia 30326 (hereinafter “Global”) and North American Natural Resources-Southeast, LLC, a Michigan limited liability company, 4121 Okemos Road, Suite 17, Okemos, Michigan, 48864 (hereinafter “North American”).

RECITALS

WHEREAS, County and North American entered into Contract No. 2008000121, as well as the associated Site Lease Agreement attached thereto as Exhibit A, (the “Site Lease”)  on July 22, 2008.  This contract provided that North American would construct a landfill gas control and collection system and an energy facility  on the leased land for converting the gas into electricity, would purchase the collected gas and convert the gas into electricity; and would assist with the marketing of carbon credits; and

WHEREAS, North American  has entered into an agreement to sell and assign the Contract No. 2008000121 and the Site Lease  to Global and desires to assign all rights, responsibilities and liabilities of  Contract No. 2008000121 and the Site Lease to Global. See  Assignment and Assumption Instrument attached hereto as Exhibit A; and

WHEREAS, North American desires to be discharged from the performance of the obligations enumerated in Contract No. 2008000121 and the Site Lease; and

WHEREAS, County desires to release North American from the obligations described in Contract No. 2008000121 and the Site Lease, provided that Global agrees to perform the obligations and to be bound by the terms of the Contract No. 2008000121 and the Site Lease.

NOW, THEREFORE, for the reasons recited above, and in consideration of mutual covenants contained herein, the parties agree as follows:

1.           Global shall perform the obligations of North American that are enumerated under the Contract No. 2008000121 and the Site Lease, and Global agrees to be bound by all the terms of the Contract No. 2008000121 and the Site Lease in every way as if an original party thereto.

2.           County releases North American, from all claims for any liability that has arisen or may have arisen in respect to the Contract No. 2008000121 and the Site Lease.  County accepts the liability of Global in lieu of the liability of North American, County shall be bound by the terms of the Contract No. 2008000121 and the Site Lease in every way as if Global was named in the Contract No. 2008000121 and the Site Lease in place of and releases North American as a party thereto.

3.           This agreement supersedes the contracts listed above that  were entered into by County and North American, and all the rights and obligations of North American under the Contract No. 2008000121 and the Site Lease are completely extinguished.  The Contract No. 2008000121 and the Site Lease and all amendments, if any, executed under the Contract No. 2008000121 or the Site Lease between North American and the County are hereby incorporated by this reference to define the extent of the liability of Global under this agreement.

4.           County and Global further agree and acknowledge that: (i) each of Contract No. 2008000121 and the Site Lease is in full force and effect and has not been modified or amended, (ii) true and correct copies of Contract No. 2008000121 and the Site Lease are attached hereto and made a part hereof as Exhibit B, (iii) the assignor (North American) is not in default under either Contract No. 2008000121 or the Site Lease, and (iv) County is not aware of any situation that would cause it to issue a notice of default, termination or cancellation of Contract No. 2008000121 or the Site Lease.

5.           County, North American, and Global consent to all the provisions of this agreement.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have executed this agreement on the day and the year first above written.
WITNESSES: Signed By: /s/ Courtney Conchola Print Name: Courtney Conchola Date: 1/26/2009 Signed By: /s/ Don White Print Name: Don White Date: 1/26/2009	GES – PORT CHARLOTTE, LLC Signed by: /s/ Romilos Papadopoulos Print Name: Romilos Papadopoulos Title: EVP, CFO and COO Date: 1/26/2009
WITNESSES: Signed By: /s/ Gary Vulgam Print Name: Gary Vulgam Date: 1/22/2009 Signed By: /s/ Margaret Lawson Print Name: Margaret Lawson Date: 1/22/2009	NORTH AMERICAN NATURAL RESOURCES – SOUTHEAST, LLC Signed by: /s/ Timothy Lawson Print Name: Timothy Lawson Title: Member/Manager Date: 1/22/2009
BOARD OF COUNTY COMMISSIONERS OF CHARLOTTE COUNTY, FLORIDA

ATTEST:		By:	/s/ Patricia M. Duffey
Barbara T. Scott, Clerk of Circuit			Patricia M. Duffy , Chair
Court and Ex-officio Clerk to the
Board of County Commissioners		Date:	January 22, 2009

By:	/s/ Anne L. Pfahler
	Deputy Clerk	APPROVED AS TO FORM
AND LEGAL SUFFICIENCY

		By:	/s/ Janette S. Knowlton
Janette S. Knowlton, County Attorney
LR 08-787